                                                                    Exhibit 99
PNC BANK CORP. AND SUBSIDIARIES
Consolidated Financial Highlights


FINANCIAL PERFORMANCE
====================================================================================================================================
                                                                          Three months ended                Nine months ended
                                                                             September 30                      September 30
                                                                       -------------------------         -------------------------
IN THOUSANDS, EXCEPT PER SHARE DATA AND RATIOS                           1994             1993             1994             1993
- ------------------------------------------------------------------------------------------------------------------------------------
Net interest income (taxable-equivalent basis)                       $503,240         $467,878       $1,510,407       $1,397,580
Income before cumulative effect of
 changes in accounting principles                                     187,998          217,676          581,532          573,829
Net income                                                            187,998          217,676          581,532          554,436
Earnings per common share
 Before cumulative effect of changes in accounting principles
  Primary                                                                 .79              .92             2.45             2.42
  Fully diluted                                                           .79              .91             2.44             2.41
 Net income
  Primary                                                                 .79              .92             2.45             2.34
  Fully diluted                                                           .79              .91             2.44             2.33
Cash dividends declared per common share                                  .32             .285              .96             .855
Average common shares outstanding
 Primary                                                              236,914          236,544          236,954          236,345
 Fully diluted                                                        238,735          238,647          238,807          238,414
Net interest margin                                                      3.45%            3.93%            3.57%            4.01%
Returns before cumulative effect of changes in accounting principles
 Return on average total assets                                          1.20             1.72             1.29             1.55
 Return on average common shareholders' equity                          17.15            21.59            18.04            19.74
Returns based on net income
 Return on average total assets                                          1.20             1.72             1.29             1.50
 Return on average common shareholders' equity                          17.15            21.59            18.04            19.07
Average shareholders' equity to average total assets                     7.03             7.98             7.17             7.89
Net charge-offs to average loans                                          .18              .54              .27              .69
Provision for credit losses to net charge-offs                          62.87           145.09            89.24           127.19
After-tax profit margin                                                 25.60            29.73            26.10            25.95
Overhead ratio                                                          59.36            47.25            57.49            50.46
==================================================================================================================================


PERIOD-END RATIOS
====================================================================================================================================
                                                                                  September 30      December 31     September 30
                                                                                          1994             1993             1993
- ------------------------------------------------------------------------------------------------------------------------------------
Capital
 Leverage                                                                                 6.82%            7.85%            8.10%
 Common shareholders' equity to total assets                                              6.92             6.93             7.84
Asset quality
 Nonperforming loans to total loans                                                       1.03             1.15             1.53
 Nonperforming assets to total loans and foreclosed assets                                1.44             1.65             2.25
 Nonperforming assets to total assets                                                      .80              .89             1.19
 Allowance for credit losses to total loans                                               2.89             2.92             3.43
 Allowance for credit losses to nonperforming loans                                     281.35           253.12           223.87
Book value per common share
 As reported                                                                            $18.87           $18.34           $17.50
 Excluding net unrealized securities gains/losses                                        19.46            17.96            17.50
===================================================================================================================================

PNC BANK CORP. AND SUBSIDIARIES
Condensed Consolidated Statement of Income



====================================================================================================================================
                                                                          Three months ended               Nine months ended
                                                                             September 30                     September 30
                                                                     -----------------------------   -----------------------------
IN THOUSANDS                                                             1994             1993             1994             1993
- ------------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Loans and fees on loans                                              $652,127         $472,378       $1,818,974       $1,433,932
Securities                                                            335,117          308,860          947,572          923,293
Other                                                                  20,325           10,652           71,121           28,694
- ------------------------------------------------------------------------------------------------------------------------------------
 Total interest income                                              1,007,569          791,890        2,837,667        2,385,919
- ------------------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Deposits                                                              249,532          174,496          664,777          562,208
Borrowed funds                                                        131,161           89,219          338,394          276,570
Notes and debentures                                                  131,921           70,193          349,241          179,822
- ------------------------------------------------------------------------------------------------------------------------------------
 Total interest expense                                               512,614          333,908        1,352,412        1,018,600
- ------------------------------------------------------------------------------------------------------------------------------------
 Net interest income                                                  494,955          457,982        1,485,255        1,367,319
Provision for credit losses                                            10,078           50,021           60,123          165,252
- ------------------------------------------------------------------------------------------------------------------------------------
 Net interest income less provision for credit losses                 484,877          407,961        1,425,132        1,202,067
- ------------------------------------------------------------------------------------------------------------------------------------
NONINTEREST INCOME
Investment management and trust                                        72,354           68,214          218,815          203,580
Service charges, fees and commissions                                  95,094           91,845          275,135          261,194
Mortgage banking                                                       78,911            7,648          159,274           24,624
Net securities gains (losses)                                         (44,202)          72,513          (13,895)         184,290
Other                                                                  28,942           23,984           78,561           65,231
- ------------------------------------------------------------------------------------------------------------------------------------
 Total noninterest income                                             231,099          264,204          717,890          738,919
- ------------------------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Staff expense                                                         208,128          165,669          618,999          512,009
Net occupancy and equipment                                            67,880           55,730          200,022          168,822
Other                                                                 159,905          124,515          462,033          397,246
- ------------------------------------------------------------------------------------------------------------------------------------
 Total noninterest expense                                            435,913          345,914        1,281,054        1,078,077
- ------------------------------------------------------------------------------------------------------------------------------------
 Income before income taxes and cumulative
  effect of changes in accounting principles                          280,063          326,251          861,968          862,909
Applicable income taxes                                                92,065          108,575          280,436          289,080
- ------------------------------------------------------------------------------------------------------------------------------------
 Income before cumulative effect of
  changes in accounting principles                                    187,998          217,676          581,532          573,829
Cumulative effect of changes in accounting
 principles, net of tax benefit of $5,343                                                                                (19,393)
- ------------------------------------------------------------------------------------------------------------------------------------
 Net income                                                          $187,998         $217,676         $581,532         $554,436
====================================================================================================================================

PNC BANK CORP. AND SUBSIDIARIES
Other Financial Data

NET INTEREST MARGIN
====================================================================================================================================
THREE MONTHS ENDED                              September 30            June 30                March 31           September 30
TAXABLE-EQUIVALENT BASIS                                1994               1994                    1994                   1993
- ------------------------------------------------------------------------------------------------------------------------------------
Book-basis yield on earning assets                      6.70%             6.48%                   6.23%                  6.40%
Effect of loan fees                                      .13               .11                     .14                    .13
Taxable-equivalent adjustment                            .06               .06                     .06                    .08
- ------------------------------------------------------------------------------------------------------------------------------------
 Taxable-equivalent yield on earning assets             6.89              6.65                    6.43                   6.61
Rate on interest-bearing liabilities                    4.16              3.90                    3.69                   3.72
- ------------------------------------------------------------------------------------------------------------------------------------
 Interest rate spread                                   2.73              2.75                    2.74                   2.89
Effect of noninterest-bearing sources                    .56               .55                     .53                    .58
Net benefit of interest rate swaps                       .16               .28                     .41                    .46
- ------------------------------------------------------------------------------------------------------------------------------------
 Net interest margin                                    3.45%             3.58%                   3.68%                  3.93%
====================================================================================================================================

NONINTEREST INCOME
====================================================================================================================================
                                                      Three months ended                                Six months ended
                                                         September 30                                     September 30
                                              ------------------------------------            -----------------------------------
IN THOUSANDS                                      1994                    1993                    1994                   1993
- ------------------------------------------------------------------------------------------------------------------------------------
Investment management and trust
 Trust                                         $47,853                 $45,488                $146,658               $137,675
 Mutual funds                                   24,501                  22,726                  72,157                 65,905
- ------------------------------------------------------------------------------------------------------------------------------------
  Total investment management and trust         72,354                  68,214                 218,815                203,580
- ------------------------------------------------------------------------------------------------------------------------------------
Service charges, fees and commissions
 Deposit account and corporate services         41,931                  39,275                 124,156                117,347
 Credit card and merchant services              13,723                  14,189                  40,520                 40,734
 Brokerage                                       9,306                  10,721                  26,529                 28,238
 Corporate finance                              12,075                  11,990                  33,302                 30,295
 Other services                                 18,059                  15,670                  50,628                 44,580
- ------------------------------------------------------------------------------------------------------------------------------------
  Total service charges, fees and commissions   95,094                  91,845                 275,135                261,194
- ------------------------------------------------------------------------------------------------------------------------------------
Mortgage banking
 Servicing                                      32,439                   6,386                  93,140                 19,417
 Sales of servicing                             34,747                                          51,338
 Marketing                                      11,725                   1,262                  14,796                  5,207
- ------------------------------------------------------------------------------------------------------------------------------------
  Total mortgage banking                        78,911                   7,648                 159,274                 24,624
- ------------------------------------------------------------------------------------------------------------------------------------
Net securities gains (losses)                  (44,202)                 72,513                 (13,895)               184,290
Other                                           28,942                  23,984                  78,561                 65,231
- ------------------------------------------------------------------------------------------------------------------------------------
  Total                                       $231,099                $264,204                $717,890               $738,919
====================================================================================================================================

NONINTEREST EXPENSE
====================================================================================================================================
                                                      Three months ended                              Nine months ended
                                                         September 30                                    September 30
                                              ------------------------------------            -----------------------------------
IN THOUSANDS                                      1994                    1993                    1994                   1993
- ------------------------------------------------------------------------------------------------------------------------------------
Compensation                                  $168,433                $143,906                $497,835               $423,309
Employee benefits                               39,695                  21,763                 121,164                 88,700
- ------------------------------------------------------------------------------------------------------------------------------------
  Total staff expense                          208,128                 165,669                 618,999                512,009
- ------------------------------------------------------------------------------------------------------------------------------------
Net occupancy                                   34,545                  28,246                 101,107                 86,449
Equipment                                       33,335                  27,484                  98,915                 82,373
Amortization of intangible assets               21,648                   7,371                  59,478                 22,737
Federal deposit insurance                       18,406                  15,732                  54,745                 48,664
Taxes other than income                         11,533                   9,448                  33,411                 28,058
Other                                          108,318                  91,964                 314,399                297,787
- ------------------------------------------------------------------------------------------------------------------------------------
  Total                                       $435,913                $345,914              $1,281,054             $1,078,077
====================================================================================================================================

PNC BANK CORP. AND SUBSIDIARIES
Condensed Consolidated Balance Sheet



====================================================================================================================================

                                                                       September 30             December 31           September 30
IN MILLIONS, EXCEPT SHARE DATA                                                 1994                    1993                   1993
- ------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                                      $1,938                 $1,817                  $1,742
Short-term investments                                                          782                    856                     250
Loans held for sale                                                             517                  1,392                     296
Securities available for sale, fair value of $3,484 on September 30, 1993     4,985                 11,388                   3,443
Investment securities, fair value of $17,113, $11,716 and $18,006            17,976                 11,672                  17,732
Loans, net of unearned income of $223, $222 and $205                         35,700                 33,308                  27,385
Allowance for credit losses                                                  (1,030)                  (972)                   (940)
- ------------------------------------------------------------------------------------------------------------------------------------
  Net loans                                                                  34,670                 32,336                  26,445
- -----------------------------------------------------------------------------------------------------------------------------------
Other                                                                         3,136                  2,619                   2,372
- ------------------------------------------------------------------------------------------------------------------------------------
  Total assets                                                              $64,004                $62,080                 $52,280
====================================================================================================================================

LIABILITIES
Deposits
 Noninterest-bearing                                                         $6,572                 $7,057                  $5,394
 Interest-bearing                                                            26,997                 26,058                  22,872
- ------------------------------------------------------------------------------------------------------------------------------------
  Total deposits                                                             33,569                 33,115                  28,266
- ------------------------------------------------------------------------------------------------------------------------------------
Borrowed funds                                                               12,375                 11,662                  11,313
Notes and debentures                                                         11,839                  9,585                   7,010
Other                                                                         1,775                  3,393                   1,572
- ------------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                          59,558                 57,755                  48,161
- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY
Realized shareholders' equity                                                 4,584                  4,237                   4,119
Net unrealized securities gains (losses)                                       (138)                    88
- ------------------------------------------------------------------------------------------------------------------------------------
  Total shareholders' equity                                                  4,446                  4,325                   4,119
- ------------------------------------------------------------------------------------------------------------------------------------
  Total liabilities and shareholders' equity                                $64,004                $62,080                 $52,280
====================================================================================================================================

COMMON SHAREHOLDERS' EQUITY                                                  $4,427                 $4,305                  $4,098

COMMON SHARES OUTSTANDING                                               234,565,250            234,705,237             234,227,545
====================================================================================================================================

PNC BANK CORP. AND SUBSIDIARIES
Condensed Consolidated Average Balance Sheet


====================================================================================================================================
                                                      Three months ended                             Nine months ended
                                                         September 30                                  September 30
                                              ------------------------------------            -----------------------------------
IN MILLIONS                                       1994                    1993                    1994                   1993
- ------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets
 Short-Term investments                           $744                    $523                    $821                    515%
 Securities                                     22,422                  21,011                  21,844                 20,393
 Loans, net of unearned income
  Commercial                                    12,454                  11,121                  11,963                 10,803
  Real estate project                            1,621                   1,810                   1,693                  1,870
  Real estate mortgage                           9,836                   3,812                   9,293                  3,911
  Consumer                                       8,993                   7,950                   8,689                  7,871
  Other                                          1,590                     835                   1,387                    855
- ------------------------------------------------------------------------------------------------------------------------------------
   Total loans, net of unearned income          34,494                  25,528                  33,025                 25,310
- ------------------------------------------------------------------------------------------------------------------------------------
 Other interest-earning assets                    615                     362                     828                    278
- ------------------------------------------------------------------------------------------------------------------------------------
  Total interest-earning assets                 58,275                  47,424                  56,518                 46,496
- ------------------------------------------------------------------------------------------------------------------------------------
Other                                            3,713                   2,846                   3,686                  2,918
- ------------------------------------------------------------------------------------------------------------------------------------
  Total assets                                 $61,988                 $50,270                 $60,204                $49,414
====================================================================================================================================

LIABILITIES
Interest-bearing liabilities
 Deposits                                      $27,657                 $22,550                 $26,507                $22,765
 Borrowed funds                                 11,346                  10,410                  11,284                 10,682
 Notes and debentures                           11,358                   7,027                  10,848                  5,791
- ------------------------------------------------------------------------------------------------------------------------------------
  Total interest-bearing liabilities            50,361                  39,987                  48,639                 39,238
- ------------------------------------------------------------------------------------------------------------------------------------
Noninterest-bearing deposits                     6,325                   5,263                   6,158                  5,232
Other                                              942                   1,007                   1,087                  1,045
- ------------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                             57,628                  46,257                  55,884                 45,515
- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY                             4,360                   4,013                   4,320                  3,899
- ----------------------------------------------------------------------------------------------------------------------------------
  Total liabilities and shareholders' equity   $61,988                 $50,270                 $60,204                $49,414
====================================================================================================================================

COMMON SHAREHOLDERS' EQUITY                     $4,341                  $3,992                  $4,300                 $3,877
====================================================================================================================================

PNC BANK CORP. AND SUBSIDIARIES
Asset Quality Data


NONPERFORMING ASSETS
====================================================================================================================================
                                                                  September 30             December 31           September 30
IN MILLIONS                                                               1994                    1993                   1993
- ------------------------------------------------------------------------------------------------------------------------------------
Nonaccrual loans
 Commercial                                                               $211                    $181                   $219
 Real estate project                                                        78                      91                    160
 Real estate mortgage                                                       73                      84                     33
- ------------------------------------------------------------------------------------------------------------------------------------
  Total nonaccrual loans                                                   362                     356                    412
- ------------------------------------------------------------------------------------------------------------------------------------
Restructured loans                                                           4                      28                      8
- ------------------------------------------------------------------------------------------------------------------------------------
  Total nonperforming loans                                                366                     384                    420
- ------------------------------------------------------------------------------------------------------------------------------------
Foreclosed assets
 Real estate project                                                        91                     108                    159
 Real estate mortgage                                                       30                      42                      8
 Other                                                                      28                      20                     34
- ------------------------------------------------------------------------------------------------------------------------------------
  Total foreclosed assets                                                  149                     170                    201
- ------------------------------------------------------------------------------------------------------------------------------------
  Total                                                                   $515                    $554                   $621
====================================================================================================================================


ALLOWANCE FOR CREDIT LOSSES
====================================================================================================================================
                                                      Three months ended                              Nine months ended
                                                         September 30                                    September 30
                                              ------------------------------------            -----------------------------------
IN MILLIONS                                       1994                    1993                    1994                   1993
- ------------------------------------------------------------------------------------------------------------------------------------
Beginning balance                               $1,036                    $917                    $972                   $897
Charge-offs                                        (39)                    (56)                   (120)                  (183)
Recoveries                                          23                      21                      53                     53
- ------------------------------------------------------------------------------------------------------------------------------------
 Net charge-offs                                   (16)                    (35)                    (67)                  (130)
Provision for credit losses                         10                      50                      60                    165
Acquisitions                                                                 8                      65                      8
- ------------------------------------------------------------------------------------------------------------------------------------
 Ending balance                                 $1,030                    $940                  $1,030                   $940
====================================================================================================================================